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                                                                    EXHIBIT 23-a

                        CONSENT OF PRICE WATERHOUSE LLP
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                                                                    EXHIBIT 23-a

                        CONSENT OF PRICE WATERHOUSE LLP

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Amendment No. 1 to the Registration Statement on Form S-4 of Allegheny Power System, Inc. (the Company) of our report dated February 5, 1997, appearing on page 46 of the Company's Annual Report on Form 10-K for the year ended December 31, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.


Price Waterhouse LLP

Pittsburgh, Pennsylvania

June 10, 1997